Leases	12 Months Ended
Sep. 30, 2012
Leases [Abstract]
Leases
Leases

We lease certain manufacturing and warehousing facilities and equipment (primarily transportation equipment) under various operating leases. Some leases contain escalation clauses and provisions for lease renewal. As of September 30, 2012, future minimum lease payments under all noncancelable leases for the succeeding five fiscal years and thereafter are as follows (in millions):

Fiscal 2013	$40.6
Fiscal 2014	36.7
Fiscal 2015	31.4
Fiscal 2016	26.2
Fiscal 2017	22.0
Thereafter	89.9
Total future minimum lease payments	$246.8

Rental expense for the years ended September 30, 2012, 2011, and 2010 was approximately $88.1 million, $42.6 million and $21.6 million, respectively, including lease payments under cancelable leases and maintenance charges on transportation equipment. The increase beginning in fiscal 2011 is primarily associated with the Smurfit-Stone Acquisition.